UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. __ )

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☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

GRIPEVINE INC.
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	4.	Date Filed: ____________________________________________________________

GRIPEVINE INC.

1282A Cornwall Road

Oakville, Ontario

L6J 7W5 Canada

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE

WRITTEN CONSENT OF STOCKHOLDERS, DATED FEBRUARY 25, 2019,

IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS

To Our Stockholders:

NOTICE IS HEREBY GIVEN that Gripevine Inc., a Nevada corporation (“we,” “us,” “our,” “GRPV,” or the “Company”), will take action pursuant to the written consent of the holders of a majority of the voting power of our outstanding shares of capital stock dated February 25, 2019, in lieu of a special meeting of the stockholders. An amendment of our articles of incorporation (our “Articles of Incorporation”) that changes the name of our Company to “flooidCX Corp.” will be effected on or about March 18, 2019.

The holders of a majority of the voting power of our outstanding capital stock, owning approximately 76.3% of the voting power of all outstanding shares of our capital stock, have executed a written consent in favor of the action explained above that are described in greater detail in the Information Statement accompanying this notice. This consent will satisfy the stockholder approval requirement for the proposed action and allow us to take the proposed action on or about March 18, 2019.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Because the written consent of the holders of a majority of the voting power of our capital stock satisfies any applicable stockholder voting requirement of the Nevada corporate law and our Articles of Incorporation and Bylaws, we are not asking for a proxy and you are not requested to send one.

The accompanying Information Statement is for informational purposes only and explains the terms of our proposed actions. Please read the accompanying Information Statement carefully.

By Order of the Board of Directors,

/s/ Richard Hue
Chief Executive Officer and Director

GRIPEVINE INC.

1282A Cornwall Road

Oakville, Ontario

L6J 7W5 Canada

INFORMATION STATEMENT

A Notice of Internet Availability of this information statement pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder (the “Information Statement”) has been mailed on or about February 25, 2019 to the stockholders of record as of February 6, 2019 (the “Record Date”) of Gripevine Inc., a Nevada corporation, in connection with an amendment of our articles of incorporation (our “Articles of Incorporation”) that changes the name of our Company to “flooidCX Corp.,” to be taken pursuant to the written consent of the stockholders, dated February 25, 2019, holding a majority of the voting power of our capital stock.

The actions to be taken pursuant to the written consent shall be implemented on or about March 18, 2019, at least 20 days after the mailing of a Notice of Internet Availability of this Information Statement. No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The resolutions adopted by the stockholders of the Company holding a majority of the voting power of our capital stock give us the authority to amend our Articles of Incorporation that changes the name of our Company to “flooidCX Corp.”

The board of directors of GRPV adopted resolutions authorizing the taking of the action described above and recommended that the stockholders adopt resolutions approving this action. Furthermore, the written consent of the stockholders is sufficient under Nevada law to authorize the actions described above. Section 78.320 of the Nevada Revised Statutes (“NRS”) provides that, unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. Finally, our Articles of Incorporation and Bylaws do not prohibit the actions described herein.

As of the close of business on the Record Date, we had 136,353,318 shares of common stock and 1,000,000 shares of Series A Preferred stock outstanding. Each outstanding share of common stock is entitled to one vote per share, while each share of Series A Preferred Stock is entitled to 200 votes per share.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

We acknowledge that this Information Statement as well as other filings with the Securities and Exchange Commission (“SEC”) and our releases issued to the public contain various statements relating to future results, including certain projections and business trends. These statements constitute “Forward-Looking Statements.”

Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, future events or performance and underlying assumptions and other statements that are other than statements of historical facts. Certain statements contained herein are forward-looking statements and, accordingly, involve risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including without limitations, management’s examination of historical operating trends, data contained in the Company’s records and other data available from third parties, but there can be no assurance that management’s expectations, beliefs or projections will result or be achieved or accomplished. Certain risks and uncertainties may cause actual results to be materially different from projected results contained in forward-looking statements in this Information Statement and in other disclosures. Finally, GRPV’s future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in GRPV’s other filings with the SEC. Actual results may differ materially from those expressed or implied by forward-looking statements.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, our authorized capitalization consisted of 300,000,000 shares of common stock, of which 136,353,318 shares were issued and outstanding, and 20,000,000 shares of preferred stock, of which 1,000,000 shares, designated as Series A Preferred, were issued and outstanding.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. Each share of the Series A Preferred Stock is entitled to cast 200 votes. Accordingly, the 1,000,000 outstanding shares of Series A Preferred Stock are entitled to cast 200,000,000 votes. No proxies or consents are being solicited in connection with the name change described in this Information Statement because the holders of a majority of the voting power of our capital stock have already voted in favor of the name change by executing and delivering a written consent dated February 25, 2019. The shares represented by the aforementioned written consent constituted sufficient voting power to approve the name change described in this Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the corporate action described herein will not be taken until a date at least 20 days after the date on which the Notice of Internet Availability of this Information Statement has been mailed to our stockholders. We anticipate that the actions contemplated herein will be effected on or about March 18, 2019.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

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QUESTIONS AND ANSWERS

This Information Statement is first being furnished to stockholders on or about February 25, 2019. The following questions and answers are intended to respond to frequently asked questions concerning the matters discussed in this Information Statement. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its exhibits.

Q:	Why is the Company amending its Articles of Incorporation changing its name to “flooidCX Corp.”?

A:	We wish to amend our Articles of Incorporation to change our name to “flooidCX Corp.” See the discussion under “AMENDMENT OF THE ARTICLES OF INCORPORATION“ below.

Q:	Who do I contact with further questions?

A:	You should contact:

Gripevine Inc.

Attention: _______________

1282A Cornwall Road

Oakville, Ontario

L6J 7W5 Canada

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or officer, or associate of any director or officer or any other person will receive extra or special benefit from the matters described herein which is not shared on a pro rata basis by all other holders of securities of the same class.

AMENDMENT OF THE ARTICLES OF INCORPORATION

We have determined to amend our Articles of Incorporation. We wish to amend a provision in the Articles of Incorporation to reflect a new name for the Company.

NRS 78.320 eliminates the need for a meeting of the stockholders to approve the amendments contained in the Certificate of Amendment to the Articles of Incorporation. NRS 78.320 provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. According to NRS 78.390, a majority of the voting power of our capital stock entitled to vote on the matter is required in order to amend our Articles of Incorporation. In order to eliminate the costs and time involved in the holding of a special meeting, we decided to obtain the written consent of the holders of a majority of the voting power of our capital stock of our Company.

The form of Certificate of Amendment to the Articles of Incorporation is attached to this Information Statement as Appendix A.

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Name Change

Management of the Company believes that “flooidCX Corp.” will better reflect the Company’s new business operations, which are expanding beyond its initial “Gripevine” platform, which is a social customer experience platform for social customer service and consumer reviews. Through flooidCX, the Company will provide more comprehensive customer feedback solutions.

Federal Income Tax Consequences

It is the Board of Directors’ opinion that the federal income tax consequences to stockholders of amending the Articles of Incorporation are as follows: (i) no gain or loss will be recognized by a stockholder upon the effective date of the amendment to the Articles of Incorporation; (ii) the aggregate tax basis of shares of the common stock will not be affected; and (iii) the holding period of the common stock after the amendment to the Articles of Incorporation will remain the same as the holding period prior to such amendment. We will not obtain any tax opinions in connection with the amending the Articles of Incorporation.

The Board of Directors’ opinions regarding the tax consequence of the amendment to the Articles of Incorporation are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. Accordingly, stockholders are urged to consult their own tax advisors with respect to their own tax situation relating to the Federal, State and local tax consequences of the amendment of the Articles of Incorporation.

Procedure for Amending to the Articles of incorporation

We will file a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada to amend our existing Articles of Incorporation, which will become effective March 18, 2019 (the “Effective Date”).

On the Effective Date, each certificate representing pre-amendment shares will be deemed for all corporate purposes to evidence ownership of post-amendment shares. The form of Certificate of Amendment to the Articles of Incorporation is set forth in Appendix A to this Information Statement (subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Nevada and as the Board of Directors deems necessary and advisable to effect the amendments described above).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Current Ownership

The following table sets forth information regarding the number of shares of GRPV Common Stock and Series A Preferred Stock beneficially owned on the Record Date by each person who is known by GRPV to beneficially own 5% or more of GRPV Common Stock and Preferred Stock and each of the directors and executive officers of GRPV. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

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Name and Address of Beneficial Owners (1)	Title of Class	Number of Shares Beneficially Owned (1)(2)	Percent of Shares Beneficially Owned (1)(2)
Richard Hue 1282A Cornwall Road Oakville, Ontario Canada L6J 7W5	Common Preferred	58,771,117 (3) 1,000,000	42.7% 100%
James Liolios 1282A Cornwall Road Oakville, Ontario Canada L6J 7W5	Common Preferred	7,875,000 -0-	5.8% --
1322975 Alberta Ltd. 10033-80 Avenue, Suite 101 Edmonton, Alberta Canada T6E 1T4	Common Preferred	7,500,000 -0-	5.5% --
Mark Vange	Common Preferred	550,000 (4) -0-	0.4% --
Helen Bernardino	Common Preferred	120,000 (5) -0-	0.1% --
Officers and directors as a group (3 persons)	Common Preferred	59,441,117 (6) 1,000,000	43.1% 100%

_______________

(1)	Under Rule 13d-3, a person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of that security within 60 days of February 6, 2019 through the exercise of options or warrants, vesting of restricted stock, or through the conversion of another security. For purposes of calculating each person’s or group’s percentage ownership, shares of our common stock issuable upon exercise of options or warrants, vesting of restricted stock or through conversion of another security within 60 days of February 6, 2019 are included as outstanding and beneficially owned for that person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.
(2)	Based on 136,353,318 shares of Common Stock and 1,000,000 shares of Series A Preferred Stock outstanding as of the Record Date.
(3)	Includes 1,014,617 shares held of record by his wife and 1,256,500 shares of common stock issuable upon exercise of immediately exercisable stock options, of which 1,000,000 options are held by him and 256,500 options are held by his wife.
(4)	Includes 50,000 shares of common stock issuable upon exercise of immediately exercisable stock options.
(5)	Includes 120,000 shares of common stock issuable upon exercise of immediately exercisable stock options.
(6)	Includes 1,426,500 shares of common stock issuable upon exercise of immediately exercisable stock options.

CHANGES IN CONTROL

We are not aware of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with this act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public from the SEC’s website at http://www.sec.gov.

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BOARD OF DIRECTORS’ RECOMMENDATIONS

AND STOCKHOLDER APPROVAL

On February 5, 2019, our board of directors considered and unanimously recommended the proposed action for a vote of the stockholders. The affirmative consent of the holders of a majority of the voting power of GRPV’s capital stock was required to approve the action described in this Information Statement in the absence of a meeting of stockholders. The requisite stockholder approval was obtained by the execution of a written consents in favor of the described action by the holders of a majority of the voting power of our outstanding shares of capital stock without the need to solicit votes, allowing GRPV to take the proposed action on or about March 18, 2019.

The information contained in this Information Statement constitutes the only notice any stockholder will be provided. As the requisite stockholder vote for the action described in this Information Statement was obtained upon the delivery of written consent from the holders of a majority of the voting power of our outstanding shares of capital stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.

By Order of the Board of Directors

/s/ Richard Hue
President and Director

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090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Gripevine Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article I has been deleted in its entirety and amended as follows:

The name of the corporation shall be flooidCX Corp.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 256,500,000

4. Effective date and time of filing: (optional) Date: 03/18/2019 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

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